UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 27, 2025
Date of Report (Date of earliest event reported)
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Krispy Kreme, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40573	37-1701311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2116 Hawkins Street, Suite 101, Charlotte, North Carolina 28203
(Address of principal executive offices)

(800) 457-4779
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DNUT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)
On June 27, 2025, Krispy Kreme, Inc. (the “Company”) received notice from Jeremiah Ashukian, Executive Vice President and Chief Financial Officer, of his decision to resign, effective July 11, 2025, from all positions with the Company and its subsidiaries to pursue another opportunity. Mr. Ashukian’s decision to resign is not the result of any disagreement with the Company or its Board of Directors (the “Board”), including on any matters relating to the Company’s operations, policies, practices, or financial reporting.
On June 27, 2025, the Company received notice from David Skena, Chief Growth Officer, of his decision to resign, effective July 11, 2025, from all positions with the Company and its subsidiaries to pursue another opportunity. Mr. Skena’s decision to resign is not the result of any disagreement with the Company or the Board, including on any matters relating to the Company’s operations, policies, practices, or financial reporting.
(c)
On July 1, 2025, the Company appointed Raphael Duvivier as Chief Financial Officer to succeed Mr. Ashukian, effective July 11, 2025. Mr. Duvivier, age 42, joined the Company in 2019 and has served in multiple leadership roles, including as segment Chief Financial and Strategy Officer, Chief Development Officer and, most recently, as President, International since January 2025. Prior to joining the Company, Mr. Duvivier held various senior leadership positions at Restaurant Brands International Inc. across multiple regions. Mr. Duvivier holds a B.Sc. in Industrial Engineering from the Pontifícia Universidade Católica do Rio de Janeiro, Brazil, and an M.B.A. from INSEAD.
Mr. Duvivier is not a party to any transaction with the Company that would be reportable under Item 404(a) of Regulation S-K. No family relationships exist between Mr. Duvivier and any of the Company’s directors or executive officers.
Item 7.01 Regulation FD Disclosure.
On July 3, 2025, the Company issued a press release in connection with the appointment of Mr. Duvivier as Chief Financial Officer and certain other matters. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Krispy Kreme, Inc., dated July 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME, INC.

Dated: July 3, 2025

By:    /s/ Joshua Charlesworth

Name:	Joshua Charlesworth
Title:	Chief Executive Officer